                                    FORM OF

                              PRIMUS GUARANTY, LTD.

                          REGISTRATION RIGHTS AGREEMENT

                                       i

                      FORM OF REGISTRATION RIGHTS AGREEMENT

     Registration Rights Agreement, dated as of the date of the Qualified Public
Offering (this "Agreement" and formerly known as the Shareholders' Agreement (as defined below)), among Primus Guaranty, Ltd., a company with limited liability organized under the laws of Bermuda (the "Company"), and each of the persons whose names and addresses appear on Schedule I hereto, as such Schedule I may be amended from time to time in accordance with the terms hereof (the "Holders").
Each of the foregoing defined terms shall include such persons' transferees, successors and assigns as permitted by this Agreement. Certain capitalized terms used in this Agreement have the meanings set forth in Section 4 of this
Agreement.

                                    RECITALS

     WHEREAS, the Company has issued an aggregate of (i) 6,212,000 Series A
Convertible Voting Preferred Shares, par value $.01 per share, of the Company
("Series A Preferred Shares"), (ii) 19,300,000 Common Shares (the "Outstanding
Common Shares"), (iii) the XL Warrant and (iv) the Radian Warrants (the Series A
Preferred Shares, the Outstanding Common Shares, the XL Warrant, the Radian
Warrants, Common Shares issuable upon conversion of the Series A Preferred
Shares or exercise of the XL Warrant and the Radian Warrants and any other shares of the Company or securities which are convertible into or exercisable or exchangeable for shares of the Company which may be issued and sold or granted by the Company from time to time are referred to herein as "Company
Securities"); and

     WHEREAS, pursuant to the terms of the Subscription Agreement, dated as of
March 14, 2002, as amended (the "Subscription Agreement"), certain investors named therein purchased the Series A Preferred Shares, the XL Warrant and the
Radian Warrants; and

     WHEREAS, in connection with the matters contemplated by the Subscription
Agreement, the Holders and the Company entered into a Shareholders' Agreement, originally dated as of March 14, 2002, as amended and restated as of January 27,
2003, and as amended on April 6, 2004 (the "Shareholders' Agreement"), with respect to certain matters relating to, among other things, the operations of the Company and the disposition of Company Securities.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree to amend and restate this
Agreement to provide as follows:

1.   [Intentionally Deleted]

2.   REGISTRATION RIGHTS

     The Initial Holders shall have the right to have their Registrable
Securities registered under the Securities Act and applicable United States state securities laws in accordance with the following provisions.

     (a) Definitions. As used in this Section 2:

         (i) "Commission" shall mean the Securities and Exchange Commission or any other United States of America federal agency at the time administering the
Securities Act;

         (ii) the term "Initial Holder" shall mean, at any time that such Person is a Holder of Company Securities, each of E. Capital, Primus Capital, PCG,
Radian, Transamerica, XL, XL Capital, their respective successors and permitted assigns, and the Employees;

         (iii) the term "Initiating Holder" shall mean, any Initial Holder or
Initial Holders who in the aggregate hold more than 75% of the Registrable
Securities; provided, however, that from and after a Qualified Public Offering, the term "Initiating Holder" shall mean any Initial Holder or Initial Holders who in the aggregate hold more than 15% of the Registrable Securities; and
provided, further, that notwithstanding the foregoing the Employees shall be excluded from this definition of "Initiating Holder";

         (iv) the terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement with the
Commission in compliance with the Securities Act (and any pre- and post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement by the Commission;

         (v) the term "Registrable Securities" shall mean all Common Shares held by the Initial Holders, whether now owned or hereafter acquired, including, without limitation, Common Shares issued or issuable upon the conversion of the
Series A Preferred Shares or exercise of the XL Warrant or, to the extent vested, the Radian Warrants;

        (vi) "Registration Expenses" shall mean all expenses incident to a registration effected pursuant to Sections 2(b) and (c) hereof, including, without limitation, all Commission, National Association of Securities Dealers
("NASD") and stock exchange or Nasdaq registration and filing fees and expenses, fees and expenses of compliance with applicable state securities or "blue sky"
laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with "blue sky" qualifications of the
Registrable Securities), printing expenses, messenger and delivery expenses, the fees and expenses incurred in connection with the listing of such securities to be registered on each securities exchange or national market system on which such securities are listed, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit and "cold comfort" letters required by or incident to such performance and compliance), the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including the fees and expenses of any "qualified independent underwriter" required by the NASD) other than Selling Expenses, the reasonable fees and disbursements of one counsel retained in connection with each such registration by the holders of a majority of the Registrable Securities being registered, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and reasonable fees and expenses of other Persons retained by the
Company (but not including any underwriting discounts or commission or transfer taxes, if any, attributable to the sale of Registrable Securities by holders of such Registrable Securities other than the Company); and

        (vii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

                                        2

     (b) Demand Registration.

        (i) Request for Registration. Subject to Section 2(b)(ii) hereof, if the
Company shall receive, at any time after the earlier of (i) the fifth anniversary of the original date of this Agreement and (ii) ninety (90) days following a Qualified Public Offering, a written request (x) from an Initiating
Holder that the Company effect any registration with respect to all or a part of the Registrable Securities of such Initiating Holder or (y) from any Initial
Holder that the Company effect a shelf registration with respect to all or a part of such Initial Holder's Registrable Securities, the Company will:

        (A) promptly give written notice of the proposed registration to all other Initial Holders; and

        (B) as soon as practicable, use its best efforts to effect such registration under the Securities Act in accordance with Section 2(e) hereof (x)
in the case such registration is requested by an Initiating Holder pursuant to
Section 2(b)(i)(x), (1) on Form S-1 or any similar long-form registration statement (a "Long-Form Registration") or (2) on Form S-3 or any similar short-form registration statement (a "Short-Form Registration") if the Company qualifies to effect a Short-Form Registration, and (y) in the case such registration is requested by an Initial Holder pursuant to Section 2(b)(i)(y), on a Short-Form Registration and, in each case, will include in such registration, all or such portion of such Registrable Securities of the
Initiating Holder or the Initial Holder, as the case may be, as are specified in such request in accordance with such request, together with all or such portion of the Registrable Securities of any Initial Holder or Initial Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after written notice from the Company is deemed given
(as provided in Section 5(f) herein) under Section 2(b)(i)(A) above.

     Any registration statement filed pursuant to a request under this Section
2(b)(i) may, subject to the provisions of Section 2(b)(iii) below, include other securities of the Company which are held by Persons other than Initial Holders who, by virtue of agreements with the Company, are entitled to include their securities in such registration, but the right of such Persons to include any of their securities in any registration requested by an Initiating Holder pursuant to Section 2(b)(i)(x) hereof shall be subject to the limitations set forth in
Section 2(b)(iii) below.

     The Initial Holder(s) who requested a registration under this Section
2(b)(i) may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request, without liability to any of the other Initial Holders or the Other Shareholders (as defined below), by providing a written notice to the Company revoking such request, and such registration request will not count towards the limitation set forth in
Section 2(b)(ii)(E) hereof.

        (ii) Limitations on Demand Registrations. The Company shall not be obligated to effect any registration pursuant to this Section 2(b):

        (A) within one hundred and eighty (180) days following the effective date of any underwritten public offering of the Company's securities;

        (B) for a period of one hundred and eighty (180) days following the date of the Board resolution described in this clause (B), if the Company furnishes to the Initial Holders requesting the filing of a registration statement pursuant to this Section 2(b) a certificate signed by the President or Chief
Executive Officer of the Company stating that the Board has passed a resolution authorizing the Company to register any of its equity securities for its own account and the Company is in the process of effecting such registration (it being understood that the limitation described in this clause (B) shall not affect any Initial Holder's rights with respect to a registration effected pursuant to Section 2(c));

        (C) in any particular jurisdiction in which the Company would be required as a result of such registration to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (C), (y) subject itself to taxation or regulation of its insurance business in any such jurisdiction other than Bermuda or (z) consent to service of process in such jurisdiction;

        (D) if, with respect to a registration requested by an Initiating Holder pursuant to Section 2(b)(i)(x) hereof, the Registrable Securities requested by the Initiating Holder to be registered pursuant to such request do not have an anticipated aggregate public offering price (net of underwriting discounts and commissions) of (1) in the case of a request made after the fifth anniversary of the date of this Agreement and before a Qualified Public Offering, at least
US$150,000,000 and (2) in the case of a request made after a Qualified Public
Offering, at least US$25,000,000;

        (E) if (x) with respect to a Long-Form Registration requested by an
Initiating Holder pursuant to Section 2(b)(i)(x) hereof, one (1) prior Long-Form
Registration has been effected pursuant to a request by any Initiating Holder pursuant to Section 2(b)(i)(x) hereof, (y) with respect to a Short-Form
Registration requested by an Initiating Holder pursuant to Section 2(b)(i)(x)
hereof, two (2) prior Short-Form Registrations have been effected pursuant to requests by any Initiating Holders pursuant to Section 2(b)(i)(x) hereof, and
(z) with respect to a shelf registration requested by an Initial Holder pursuant to Section 2(b)(i)(y) hereof, any prior shelf registrations have been effected pursuant to a request by such Initial Holder pursuant to Section 2(b)(i)(y)
hereof.

        (iii) Underwriting. The Initiating Holders may distribute the
Registrable Securities covered by their request for a registration pursuant to
Section 2(b)(i)(x) hereof by means of an underwriting managed by an underwriter which shall be selected by the Company and reasonably acceptable to the
Initiating Holders.

     If holders of Common Shares other than Registrable Securities who are entitled, by virtue of agreements with the Company, to have Common Shares included in such an underwritten registration (the "Other Shareholders") request such inclusion, the securities of such Other Shareholders shall be included in the underwritten registration subject to the applicable provisions of this
Section 2. The Initial Holders whose shares are to be included in such registration and the Company shall (together with all Other Shareholders proposing to distribute their securities through such registration) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Company and reasonably acceptable to the Initiating Holders. Notwithstanding any other provision of this Section 2(b), if the representative for the underwriters advises the Initial Holders or the Company in writing that (i) in the representative's best judgment, marketing factors require a limitation on the number of shares to be underwritten or (ii) the inclusion of shares held by
Other Shareholders and, as the case may be, officers, other employees and/or directors of the Company in the offering could, in the representative's best judgment, reduce the offering price per share or otherwise adversely affect the proposed public offering, then, in the case of the preceding clause (i), the
Common Shares held by Other Shareholders shall be excluded from such underwriting to the extent so required by such limitations and, in the case of the preceding clause (ii), the Common Shares held by Other Shareholders and, as the case may be, officers, other employees and/or directors of the Company shall be excluded from such underwriting to the extent advised by the representative.
If, after the exclusion of such shares, further reductions are required to meet the limitation on the number of shares to be underwritten as advised by the representative, the number of shares that may be included in the underwriting by each Initial Holder requesting inclusion in the registration shall be reduced on a pro rata basis (based on the number of shares requested by each Initial Holder to be included in such registration) by such minimum number of shares as is necessary to comply with such limitation. If any Other Shareholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the representative so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.
Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall not be included in such registration.

        (iv) Notwithstanding the foregoing, if the Company shall furnish to
Initial Holders requesting the filing of a registration statement pursuant to this Section 2(b) a certificate signed by the President or Chief Executive
Officer of the Company stating that, in the good faith judgment of the Board, it would be materially detrimental to the Company and its members for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request for such filing; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

     (c) Piggyback Registration.

        (i) If the Company shall determine to register any of its Common Shares either for its own account or for the account of a holder or holders of Common
Shares (other than a registration on Form S-8 (or similar or successor form)
relating solely to share option, share purchase or other employee benefit plans, or a registration on Form S-4 (or similar or successor form) relating solely to a transaction under Rule 145 of the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), the Company will:

        (A) promptly give to each of the Initial Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

        (B) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made by the Initial Holders within twenty (20) days after the date written notice described in clause (i)(A) above is deemed given (as provided in Section 5(f)
herein) by the Company except as set forth in Section 2(c)(ii) below. Such written request may specify all or a part of the Initial Holders' Registrable
Securities.

        (ii) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Initial Holders as a part of the written notice given pursuant to Section 2(c)(i)(A). In such event, the right of each of the Initial
Holders to registration pursuant to this Section 2(c) shall be conditioned upon such Initial Holders' participation in such underwriting and the inclusion of such Initial Holders' Registrable Securities in the underwriting to the extent provided herein. The Initial Holders whose shares are to be included in such registration shall (together with the Company and the Other Shareholders distributing their Common Shares through such underwriting) enter into an underwriting agreement in customary form with the representative(s) of the underwriter or underwriters selected for underwriting by the Company.
Notwithstanding any other provision of this Section 2(c), if the representative advises the Initial Holders or the Company in writing that (i) marketing factors require a limitation on the number of shares to be underwritten or (ii) the inclusion of shares held by Other Shareholders and, as the case may be, the officers, other employees and/or directors of the Company in the offering could, in the representative's best judgment, materially reduce the offering price per share or otherwise adversely affect the proposed public offering in any material respect, then, in the case of the preceding clause (i), the Common Shares held by Other Shareholders shall be excluded from such underwriting to the extent so required by such limitations and, in the case of the preceding clause (ii), the
Common Shares held by Other Shareholders and, as the case may be, officers, other employees and/or directors of the Company shall be excluded from such underwriting to the extent so advised by the representative. If, after exclusion of such shares, further reductions are required to meet the limitation on the number of shares to be underwritten as advised by the representative, the number of shares that may be included in the underwriting by each Initial Holder requesting inclusion in such registration shall be reduced, on a pro rata basis
(based on the number of shares requested by each Initial Holder to be included in such registration), by such minimum number of shares as is necessary to comply with such limitation (it is hereby understood that the foregoing shall not be a limitation on the number of Common Shares to be registered by the
Company). If any of the Initial Holders or any officer, director or Other
Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any
Registrable Securities or other securities excluded or withdrawn from such underwriting shall not be included in such registration.

        (iii) Number. Each of the Initial Holders shall be entitled to have its shares included in an unlimited number of registrations pursuant to this Section
2(c).

     (d) Expenses of Registration. Upon the exercise of registration rights set forth in Section 2(b) or 2(c) hereof, the Company shall pay all Registration
Expenses incurred in connection with any registration, qualification or compliance pursuant thereto, provided that, in either case, the Company shall in no event be responsible for Selling Expenses, which shall be borne by the holders of the securities so registered, pro rata on the basis of the number of their shares so registered; provided, however, that the Company shall not otherwise be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by any of the Initial Holders, as applicable, including, without limitation, as provided in the last paragraph of
Section 2(b)(i) hereof, the registration statement does not become effective, in which case each Initial Holder requesting registration and thereafter withdrawing such request for registration shall bear such Registration Expenses pro rata on the basis of the number of its shares so included in the registration request and shall promptly reimburse such Registration Expenses to the Company. It is further acknowledged and agreed that the Company shall not be responsible for or required to pay any Registration Expenses directly attributable to, including, without limitation, the fees and expenses of legal counsel retained by the Company on behalf of, any Initial Holder that has withdrawn its request for registration of its Registrable Securities pursuant to
Section 2(c) hereof and such Initial Holder shall promptly reimburse such
Registration Expenses to the Company following the withdrawal of such Initial
Holder's request for registration pursuant to Section 2(c) hereof.

     (e) Registration Procedures. In the case of each registration effected by the Company pursuant to Section 2, the Company will promptly advise each Initial
Holder in writing as to the initiation of each registration and as to the completion thereof. In connection with any offering of Registrable Securities registered pursuant to subsection (b) or (c) of this Section 2, the Company shall use its best efforts to obtain at its expense all necessary permissions from the Bermuda governmental authorities and, upon obtaining such permission, at its expense, and subject to the terms and conditions of Sections 2(b) and
2(c) hereof, the Company shall:

        (i) prepare and file with the Commission, as promptly as practical after receipt of a request for registration pursuant to this Section 2, a registration statement on any form for which the Company then qualifies, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its commercially reasonable best efforts to cause such registration statement to become and remain effective as provided herein; provided that (A) at least five (5) Business Days before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Initial Holders of a majority of the Registrable Securities requested to be registered, copies of all such documents proposed to be filed for said counsel's review and comment and (B) the Company shall not file with the Commission a registration statement or prospectus or any amendments or supplements thereto to which the Initial Holders of a majority of the
Registrable Securities or their counsel shall reasonably object on a timely basis;

        (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration effective for a period of one hundred and eighty (180) days or until the Initial Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs (but not before the time periods referred to in Section
4(3)

of the Securities Act and Rule 174 promulgated thereunder, or any successor provisions, if applicable); cause the related prospectus to be amended or supplemented by any required prospectus supplement and to be filed as so amended or supplemented with the Commission pursuant to Rule 424; respond as promptly as practicable to any comments received from the Commission with respect to such registration statement or any amendment or supplement thereto and provide as promptly as practicable to each Initial Holder of Registrable Securities covered by such registration statement copies of all correspondence with the Commission relating to such registration statement or any amendment or supplement thereto;
and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of securities covered by such registration statement during such period in accordance with the intended method of disposition by sellers thereof set forth in such registration statement as amended or supplemented; provided, however, that (A) such 180-day period shall be extended for a period of time equal to the period, if any, during which the Initial
Holders refrain from selling any securities included in such registration in accordance with provisions of the last paragraph of this Section 2(e) and (B) in the case of any registration of Registrable Securities pursuant to a Short-Form
Registration which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended until all such Registrable Securities are sold, provided that (x) Rule 415, or any successor rule under the Securities
Act, permits an offering on a continuous or delayed basis, and (y) the applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (1) includes any prospectus required by Section 10(a)(3) of the Securities
Act or (2) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation in the registration statement by reference to periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act of the information specified in clauses (1) and (2) above, and (z) in no event shall the Company be required to maintain the effectiveness of such Registration Statement for a period exceeding 2 years;

        (iii) furnish to each underwriter, if any, and each Initial Holder of
Registrable Securities covered by such registration statement such number of copies of such registration statement, and the prospectus included in such registration statement (including each preliminary prospectus), each amendment and supplement thereto (in each case including all exhibits thereto and any documents incorporated by reference therein), and such other documents incident thereto as each of the Initial Holders from time to time may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Initial Holder in accordance with the intended method of disposition (it being understood that, subject to the terms hereof relating to the obligations of the Initial Holders, the Company consents to the use of such prospectus and each such amendment and supplement thereto by each underwriter, if any, and such
Initial Holder in connection with such disposition);

        (iv) use its best efforts to register or qualify such Registrable
Securities under such other state securities or "blue sky" laws of such jurisdictions as any Initial Holder, and underwriter, if any, of Registrable
Securities covered by such registration statement reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such Initial Holder and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities owned by such
Initial Holder; provided that the Company will not be required as a result thereof to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (iv), (B)

subject itself to taxation or regulation of its insurance business in any such jurisdiction other than Bermuda or (C) consent to general service of process in any such jurisdiction;

        (v) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Initial Holder or Initial
Holders thereof to consummate the disposition of such Registrable Securities in accordance with the intended method of disposition;

        (vi) immediately notify each underwriter, if any, and each Initial
Holder of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event that comes to the Company's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated
therein or necessary to make the statements therein not misleading; and the
Company will promptly prepare and furnish to such Initial Holder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

        (vii) use its best efforts to cause all such Registrable Securities to be listed or quoted on (x) any national securities exchange or market in the
United States on which the Common Shares may then be listed or quoted and (y)
each securities exchange or market on which similar securities issued by the
Company may then be listed or quoted, and enter into such customary agreements including a listing application and indemnification agreement in customary form, in each case by the date of the first sale of such Registrable Securities, and, subject to Bermuda law, to provide a transfer agent and registrar for such
Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

        (viii) enter into such customary agreements (including an underwriting agreement or qualified independent underwriting agreement, in each case, in customary form) and take all such other actions (including, without limitation, making members of its senior management available to participate in "road show"
and other customary marketing activities and causing to be delivered customary opinions of its counsel) as the Initial Holders of a majority of the Registrable
Securities being covered by such registration statement or the underwriters retained by such Initial Holders, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary representations, warranties, indemnities and agreements;

        (ix) make available for inspection, during business hours of the
Company, by any Initial Holder of Registrable Securities covered by such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Initial Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees, and those

of the Company's affiliates, if any, to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such registration statement;

        (x) use its best efforts to obtain a "cold comfort" letter from the
Company's appointed auditors in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Initial Holders of a majority in interest of the Registrable Securities being sold or any underwriter retained by such Initial Holders reasonably request;

        (xi) (A) promptly notify each Initial Holder of Registrable Securities covered or to be covered by such registration statement of any stop order issued or threatened by the Commission and of the receipt by the Company of any notification with respect to the suspension of the qualification (or exemption from qualification) of any such Registrable Securities under the applicable securities or "blue sky" laws of any jurisdiction and (B) use its best efforts to prevent the entry or issuance of, or if entered or issued, obtain the withdrawal of such stop order or such suspension at the earliest possible moment;

        (xii) if requested by any underwriter or Initial Holder of Registrable
Securities covered by such registration statement, promptly incorporate in a prospectus supplement or, subject to subsection (ii)(B)(y) of this Section 2(e), post-effective amendment such information as such underwriter or Initial Holder reasonably requests to be included therein, including, without limitation, with respect to the number of shares being sold by such Initial Holder to such underwriter, the purchase price being paid therefor by such underwriter and with respect to any term of the underwritten offering of the securities to be sold in such offering; and make all required filings of such prospectus supplement or, subject to subsection (ii)(B)(y) of this Section 2(e), post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

        (xiii) as promptly as practical after filing with the Commission any document which is incorporated by reference into such registration statement, deliver a copy of such document to each underwriter, if any, and each Initial
Holder of Registrable Securities covered by such registration statement;

        (xiv) cooperate with each underwriter, if any, and each Initial Holder of Registrable Securities covered by such registration statement to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under such registration statement, and enable such securities to be in such denominations and registered in such names as such underwriter, if any, or such Initial Holder requests; and

        (xv) otherwise comply with all applicable rules and regulations of the
Commission and all conditions imposed by Bermuda governmental authorities or under Bermuda law, including, without limitation, under the Bermuda Companies
Act 1981, and make available to the Initial Holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months beginning after the effective date of the registration statement (as the term
"effective date" is defined in Rule 158(c) under the Securities Act) which earnings statement shall satisfy the provisions of Section 11(a) of the
Securities Act and Rule 158 thereunder.

                                       10

     It shall be a condition precedent to the obligation of the Company to take any action with respect to any Registrable Securities that the Initial Holder thereof shall furnish to the Company in writing such information regarding the
Initial Holder and the Registrable Securities and any other Company Securities held by such Initial Holder and the intended method of disposition of the
Registrable Securities held by such Initial Holder as the Company shall reasonably request and as shall be required in connection with the action taken by the Company and the Initial Holder shall enter into such customary agreements
(including, without limitation, custody agreements) and cause to be delivered on its behalf such customary certificates and legal opinions as the Company may reasonably request.

     Each Initial Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2(e)(vi) hereof, such Initial Holder will forthwith discontinue disposition of Registrable Securities and shall not deliver to any person any copies of the registration statement or prospectus relating to such disposition until such Initial Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2(e)(vi) hereof, and, if so directed by the
Company (at the Company's expense), such Initial Holder will deliver to the
Company all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Initial Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     (f) Indemnification.

        (i) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each of the Initial Holders of Registrable Securities covered by such registration statement, their respective directors, officers, managers and general partners, limited partners, members, and managing directors and each other Person, if any, who controls, is controlled by or is under common control with any such Initial Holder within the meaning of the Securities Act (and directors, officers, managers and partners, members, and managing directors and controlling Persons of any of the foregoing) against any and all losses, claims, damages and liabilities (or actions or proceedings in respect thereto), joint or several, and costs and expenses (including any amounts paid in any settlement effected with the Company's consent, which consent will not be unreasonably withheld, delayed or conditioned) to which such Initial Holder, any such director, officer, or general or limited partner, member or managing director or any such controlling Person may become subject under the Securities Act, United
States state securities or "blue sky" laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or costs or expenses arise out of or are based upon (A) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the
Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company will reimburse each such Initial Holder, director, officer, general partner, limited partner, member, managing director or controlling Person (and directors, officers, managers, partners, members, and managing directors and controlling
Persons of any of the foregoing) for any legal and any other expenses reasonably incurred in connection with investigating or defending such claim, loss, damage,

                                       11

liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Initial Holder in its capacity as a Holder or any such director, officer, manager, general or limited partner, member, managing director, or controlling
Person specifically stating that it is for use therein; provided further, however, that the Company shall not be liable to any Initial Holder pursuant to this Section 2(f) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such Initial
Holder results from the fact that such Initial Holder or its underwriter sold
Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such Initial
Holder or underwriter and such final prospectus, as then amended or supplemented, had corrected any such misstatement or omission.

     The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of such Initial Holder or any such director, officer, manager, general partner, limited partner, member, managing director, or controlling Person and shall survive the transfer of such securities by such Initial Holder.

        (ii) Each of the Initial Holders will, if Registrable Securities held by it are included in any registration statement filed in accordance with the provisions hereof, (x) indemnify, on a several and not joint basis, the Company and its directors, officers, controlling Persons and all other prospective sellers and their respective directors, officers, general and limited partners, managing directors, and their respective controlling Persons against all claims, losses, damages and liabilities (or actions in respect thereof) and expenses to which any such Person may become subject under the Securities Act, United States state securities "blue sky" laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (A) any untrue statement (or alleged untrue statement) of a material fact with respect to such Initial Holder contained in any such registration statement, preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (B) any omission (or alleged omission) to state therein a material fact with respect to such Initial Holder required to be stated therein or necessary to make the statements made by such Initial Holder therein not misleading and (y) reimburse the Company and its directors, officers, controlling Persons and all other prospective sellers and their respective directors, officers, general and limited partners, managing directors, and their respective controlling Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in the case of both clause (x) and clause (y), to the extent, and only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the
Company by such Initial Holder with respect to such Initial Holder and stated to

                                       12

be specifically for use therein; provided, however, that the obligations of each of the Initial Holders hereunder shall be limited to an amount equal to the net proceeds received by such Initial Holder from securities sold by such Initial
Holder pursuant to such registration statement or prospectus.

     The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Initial Holders, underwriters or any of their respective directors, officers, general or limited partners, managing directors or controlling Persons and shall survive the transfer of such securities by such Initial Holder.

        (iii) Each party entitled to indemnification under this Section 2(f)
(the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld, delayed or conditioned) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified
Party shall have reasonably concluded that (A) the Indemnifying Party has failed to promptly assume such defense or vigorously defend such claim or litigation or
(B) there may be a conflict of interest between the Indemnifying Party and the
Indemnified Party in such action, in which case the reasonable fees and expenses of the Indemnified Party's counsel, which counsel shall have been reasonably agreed to by the Indemnifying Party) shall be at the expense of the Indemnifying
Party and shall be reimbursed as they are incurred); and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 except to the extent the Indemnifying Party is actually materially prejudiced thereby. No
Indemnifying Party, in the defense of any such claim or litigation, shall, except with the written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as a term thereof the giving by the claimant or plaintiff to such Indemnified Party of an unconditional release from all liability with respect to such claim or litigation or which includes any statement as to an admission of fault, culpability or failure to act by or on behalf of the Indemnified Party. Each
Indemnified Party shall promptly furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

        (iv) In order to provide for a just and equitable contribution in circumstances in which any of the foregoing indemnity agreements provided for in this Section 2(f) is for any reason held to be unavailable to an Indemnified
Party, the Company and the Initial Holders, as the case may be, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect (A) the relative benefits received by the Company, on the one hand, and the Initial Holders of the Registrable Securities included in the offering on the other hand, and (B) the relative fault of the Company, on the one hand, and the Initial Holders of the securities included in the offering, on the other, with respect to the statements or omissions that resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other

                                       13

relevant equitable considerations; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the
Securities Act) shall be entitled to a contribution from any Person who was not guilty of such fraudulent misrepresentation. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial
Holders, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Company and the Initial Holders agree that it would not be just and equitable if a contribution pursuant to this Section 2(f) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. Notwithstanding anything to the contrary contained herein, the Company and the Initial Holders agree that any contribution required to be made by a Holder pursuant to this
Section 2(f) shall not exceed the net proceeds from the offering of securities received by such Initial Holder with respect to such offering. For purposes of this Section 2(f), each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Initial Holder, and each director of the Company, each officer of the
Company who signed the registration statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

     (g) Information by the Initial Holders. Each of the Initial Holders
included in any registration shall furnish to the Company such information regarding such Initial Holder and the distribution proposed by such Initial
Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2.

     (h) Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

        (A) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the effective date of the first registration statement under the
Securities Act filed by the Company for an offering of its securities to the general public;

        (B) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

        (C) so long as any Holder owns any Company Securities, furnish to such
Holder upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act (at any time from and after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the
Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements).

                                       14

     (i) "Market Stand-off" Agreement. If any registration of Common Shares (or other securities) of the Company shall be in connection with an underwritten public offering, each Holder agrees not to effect any sale or distribution, including any private placement or any sale pursuant to Rule 144A under the
Securities Act (or any successor provision) or otherwise or any sale pursuant to
Rule 144 under the Securities Act (or any successor provision) of any Common
Shares, other than (x) to one or more of its Permitted Transferees who agree to be bound by this Section 2(i) or (y) by pro-rata distribution to its shareholders, partners or other beneficial holders who agree to be bound by this
Section 2(i), and not to effect any such sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the ten calendar days prior to, and during the ninety (90) calendar day period (or such other period as may be agreed upon between such Holder and the representative of the underwriters of such offering) that begins on the effective date of such registration statement (except as part of such registration), without the consent of the representative of the underwriters of such offerings; provided, that (A) written notice of such registration has been deemed given (as provided in Section 5(f) herein) to each Holder at least two Business Days prior to the anticipated beginning of the ten calendar day period referred to above and (B)
all directors and executive officers of the Company also agree not to effect any such sale or distribution (other than as part of such underwritten offering)
during such period. If requested by the representative of the underwriters, the
Holders shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to the shares (or securities)
subject to the foregoing restriction until the end of said 90-day period. The provisions of this Section 2(i) shall be binding upon any transferee who acquires Common Shares, including, without limitation, any Holder's shareholders, partners or other beneficial holders, whether or not such transferee is entitled to the registration rights provided hereunder. The obligations described in this Section 2(i) shall not apply to a registration relating solely to employee benefit plans on Form S-1 or S-8, or to a registration relating solely to a transaction on Form S-4.

     (j) Assignability. The registration rights set forth in this Section 2 shall be assignable by any Initial Holder, in whole or in part, to any
Transferee of Registrable Securities receiving such Transferred Registrable
Securities in accordance with the terms of this Agreement provided such
Transferee agrees to be bound by all provisions of this Agreement as an Initial
Holder with respect to this Section 2 and as a Holder with respect to all other
Sections of this Agreement.

     (k) Termination. The registration rights set forth in Section 2(b) hereof shall not be available to any Initial Holder if, in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Initial Holder legally could be sold (x) in any 90 day period pursuant to Rule 144 under the
Securities Act or (y) pursuant to Rule 144(k) under the Securities Act.

3.   [Intentionally Deleted]

4.   DEFINITIONS

     (a) Terms Defined. As used in this Agreement, the following terms have the respective meaning set forth below:

                                       15

     $: means United States dollars. -

     As-converted basis: means including Common Shares issuable upon conversion of the Series A Preferred Shares.

     Board: means the board of directors of the Company.

     Business Day: means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York or Bermuda are required or are authorized by law or executive order to close.

     Commission: means the United States Securities and Exchange Commission.

     Common Shares: means common shares, par value $.01 per share, of the
Company.

     E.Capital: means E.Capital Technologies, LLC, a Delaware limited liability company.

     Employees: means the employees of the Company on the date of filing a registration statement and to which the piggy back registration rights set forth in Section 2(c) are applicable.

     Exchange Act: means the United States Securities Exchange Act of 1934, as amended.

     PCG: means CalPERS/PCG Corporate Partners, LLC, a Delaware limited liability company.

     Person: means an individual, partnership, joint-stock company, joint venture, corporation, trust or unincorporated organization, limited liability company, or a government or agency or political subdivision thereof or any other entity.

     Primus Capital: shall mean Primus Capital Advisors, L.L.C., a Delaware limited liability company.

     Qualified Public Offering: means the closing of an underwritten public offering of Common Shares pursuant to a registration statement under the
Securities Act resulting in gross proceeds to the Company of at least
US$100,000,000 at a price per share no less than 200% of the Series A Preferred
Shares conversion price in effect as of such date.

     Radian: means Radian Group Inc., a Delaware corporation.

     Radian Warrants: means Common Share Purchase Warrant Certificates dated
March 14, 2002 for 8,488,479 Common Shares and up to 8,751,010 Common Shares,
respectively, of the Company, executed and delivered by the Company to Radian
(together with any amendments, modifications or supplements thereto as may be made from time to time in accordance with the terms thereof).

     Securities Act: means the United States Securities Act of 1933, as amended.

     Transamerica: means Transamerica Life Insurance Company, an Iowa insurance company.

                                       16

     Transfer: means any voluntary direct or indirect sale, assignment, conveyance, pledge, charge, hypothecation, encumbrance or other disposition of any interest.

     Warrants: means, individually and collectively, the Radian Warrants and the
XL Warrant.

     XL: means XL Insurance (Bermuda) Ltd., a company organized under the laws of Bermuda.

     XL Capital: means XL Capital Principal Partners I, L.L.C., a Delaware limited liability company.

     XL Warrant: means that certain Common Share Purchase Warrant Certificate dated March 14, 2002 for 11,317,972 Common Shares of the Company executed and delivered by the Company to XL (together with any amendments, modifications or supplements thereto as may be made from time to time in accordance with the terms thereof).

5.   MISCELLANEOUS

     (a) Legends. In addition to any other legends required by applicable law, the Company's Bye-laws or any other agreement restricting the Transfer of the
Company Securities, each certificate evidencing the Company Securities will bear a legend reflecting the restrictions on the Transfer of such securities contained in this Agreement, and, specifically, each certificate evidencing the
Company Securities shall (unless otherwise permitted by this Agreement) be stamped or otherwise imprinted with a legend in substantially the following form:

     ANY SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THE
     SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY, AND THE RIGHTS
     OF THE HOLDER OF SUCH SECURITIES ARE SUBJECT TO, THE TERMS AND CONDITIONS
     CONTAINED IN THE BYE-LAWS OF PRIMUS GUARANTY, LTD. (THE "COMPANY"), THE
     SUBSCRIPTION AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT WHICH ARE
     AVAILABLE FOR EXAMINATION BY HOLDERS OF THESE SECURITIES AT THE REGISTERED
     OFFICE OF THE COMPANY.

     NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES
     ISSUABLE UPON THEIR CONVERSION HAVE BEEN REGISTERED UNDER THE SECURITIES
     ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED
     STATES. THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON
     THEIR CONVERSION OR EXERCISE MAY NOT BE OFFERED OR SOLD OR OTHERWISE
     TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE
     SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR
     TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION
     REQUIREMENTS OF THOSE LAWS.

                                       17

     ANY TRANSFER OR ASSIGNMENT OF THESE SECURITIES AS WELL AS ANY ISSUE,
     TRANSFER OR ASSIGNMENT OF THE SHARES REFERRED TO ABOVE REQUIRES THE PRIOR
     APPROVAL OF THE BERMUDA MONETARY AUTHORITY. CERTAIN PERMISSIONS HAVE BEEN
     RECEIVED FROM THE BERMUDA MONETARY AUTHORITY FOR ISSUES, TRANSFERS AND
     ASSIGNMENTS SUBJECT TO COMPLIANCE WITH CONDITIONS.

     (b) Waiver; Amendments. Except as expressly provided otherwise herein, neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Company and each of the Holders at the time who are party to this Agreement;
provided, however, that, any provision hereof, other than those provisions specified below, and any defined terms used therein and other than this Section
5(b), may be amended, which amendment shall be effective as to all Holders, with the consent of the Company and the Holders parties hereto that at the time just prior to the amendment hold at least seventy-five percent (75%) of the Common
Shares (on an as-converted basis); provided, further, however, that (i) any amendment to Section 3 and any defined terms used therein shall require the consent of the Company and the Holders parties hereto that at the time just prior to the amendment hold at least ninety percent (90%) of the Common Shares of the Company, on an as-converted basis, (ii) any amendment to any provision that affects the Holders of the Series A Preferred Shares in their capacities as such shall require the consent of the Holders of ninety percent (90%) of the
Series A Preferred Shares party hereto at that time and (iii) any amendment to this Section 5(b) shall require the consent of each Holder purchasing at least
US$20 million of Series A Preferred Shares under the Subscription Agreement.

     (c) Amendment of Schedule I to this Agreement. The Secretary of the Company shall, promptly when and as necessary, amend Schedule I to this Agreement to reflect accurately the addition or deletion of parties to this Agreement by virtue of the succession, assignment, or other Transfer or issuance of Company
Securities in accordance with this Agreement, including, without limitation, in respect of the Transfer by any Holder of Company Securities to a Permitted
Transferee, and applicable law.

     (d) Recapitalization, Exchanges, Etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to shares or other securities of the Company that may be issued in respect of, in exchange for, or in substitution of the Company Securities pursuant to any share subdivision, combination, split, reclassification, exchange or similar transaction or event.
The Company agrees not to enter into any transaction with any Person pursuant to which shares or other securities of such Person will be exchanged or substituted for the Company Securities unless it is a condition to such transaction that such Person and the Holders execute an agreement substantially in the form of this Agreement (or the surviving provisions hereof).

     (e) Specific Performance. Each of the parties hereto acknowledges and agrees that, in the event of any breach of this Agreement, the non-breaching parties would be irreparably harmed and could not be made whole by monetary damages. Accordingly, each of the parties hereto agrees that the other parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

                                       18

     (f) Notices. All notices, requests, demands and other communications hereunder shall be in writing and, except to the extent otherwise provided in this Agreement, shall be deemed to have been duly given if delivered by same day or next day courier or mailed, registered mail, return receipt requested, or transmitted by telegram, telex or facsimile (i) if to a Holder, at such Holder's address appearing on Schedule I attached hereto or at any other address such
Holder may have provided in writing to the Company and (ii) if to the Company, at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, Attention:
Secretary, or such other address as the Company may have furnished to the
Holders in writing. A notice hereunder shall be deemed to have been given on the day such notice is sent or transmitted; provided, however, that if such notice is sent by next-day courier it shall be deemed to have been given the day following sending and, if by registered mail, five days following sending.

     (g) Successors and Assigns. Except as otherwise provided herein, this
Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of each of the parties; provided, however, that this Agreement may not be assigned by any party hereto other than in compliance with the terms hereof.

     (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     (i) Entire Agreement. This Agreement and the Subscription Agreement
constitute the entire understanding of the parties hereto and supersede all prior understandings among such parties.

     (j) Applicable Law, Etc.. Except (a) where this Agreement expressly refers to the laws or regulations of Bermuda and (b) that it is the intent of the parties hereto that the laws of Bermuda govern any articles, bye-laws, contracts or agreements created thereunder or expressed to be governed thereby, the validity of this Agreement, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by and construed in accordance with the laws of New York without giving effect to the principles of conflicts of laws thereof. The parties acknowledge that the expeditious and equitable settlement of disputes arising under this Agreement is to their mutual advantage. To that end, the parties agree to use their best efforts to resolve all differences of opinion and to settle all disputes through joint cooperation and consultation. Any dispute, alleged breach, interpretation, challenge or disagreement whatsoever arising out of this Agreement that the parties are unable to settle within sixty (60) days, as set forth in the preceding sentence, shall be resolved by final and binding arbitration before a panel of three arbitrators serving under the Commercial Arbitration Rules of the
American Arbitration Association, as supplemented by the Association's
"Supplementary Procedures for Large Complex Disputes," regardless of the amount in dispute; provided, however, that any temporary restraining orders, preliminary injunctions or their equivalent may be obtained from any court of competent jurisdiction. The claimant(s) in the dispute shall select one arbitrator, the respondent(s) shall select one arbitrator and such arbitrators shall jointly select a third arbitrator. If the claimant(s) fail(s) to appoint an arbitrator within thirty (30) days of receipt of a request to do so from the respondent(s), or the respondent(s) fail(s) to appoint an arbitrator within thirty (30) days of receipt of a request to do so from the claimant(s), or if the two arbitrators fail to agree on a third arbitrator within thirty

                                       19

(30) days of their appointment, the appointment shall be made, upon request of a party, by the Supreme Court of the State of New York. The arbitration shall be held in the Borough of Manhattan, the City of New York City, unless another location is mutually agreed upon by the parties to such arbitration, and the language of the arbitration shall be English. Such arbitration shall be the exclusive means for settling any disputes hereunder and the majority decision of the panel of arbitrators shall be final and binding on the parties hereto. The majority decision of the panel of arbitrators may, but need not, be entered as judgment in accordance with the provisions of applicable law. If this arbitration provision is for any reason held to be invalid or otherwise inapplicable to any dispute, each party hereto agrees that any suit, action or other proceeding arising out of this Agreement shall be brought and litigated in the courts of New York and each party hereto hereby irrevocably consents to personal jurisdiction and venue in any such court and hereby waives any claim it may have that such court is an inconvenient forum for the purposes of any such suit, action or other proceeding.

     (k) Section Headings. The headings of the sections and subsections of this
Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

     (l) Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as part of this
Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                                       20

                                   SCHEDULE I